Cash, Cash Equivalents and Short-term Investments	12 Months Ended
Dec. 31, 2020
Cash, Cash Equivalents and Short-term Investments
Cash, Cash Equivalents and Short-term Investments

3. Cash, Cash Equivalents and Short-term Investments

Cash, cash equivalents and short-term investments consist of the following:

	As of December 31,
	2019	2020

	(In thousands)
Cash and cash equivalents:
Cash	$1,452,985	$1,814,844

Short-term investments:
Bank time deposits	951,235	1,515,880
Wealth management products	—	166,168
Subtotal	951,235	1,682,048

Total cash, cash equivalents and short-term investments	$2,404,220	$3,496,892

The carrying amounts of cash, cash equivalents and short-term investments approximate fair value. Interest income was $58.0 million, $85.4 million and $85.8 million for the years ended December 31, 2018, 2019 and 2020, respectively. The maturity dates for the bank time deposits and wealth management products were within one year.